                                                                    EXHIBIT 99.3

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
             FOR ANTICIPATED SALE OF DESERT BASIN PLANT OPERATIONS

     On July 9, 2003, we entered into a definitive agreement to sell our 588-megawatt Desert Basin plant, located in Casa Grande, Arizona, to Salt River Project Agricultural Improvement and Power District (SRP) of Phoenix for $289 million. Desert Basin, a combined-cycle facility that we developed, started commercial operation in 2001 and is currently providing all of its power to SRP under a 10-year power purchase agreement, which will be terminated in connection with the sale. The Desert Basin plant is the only operation of Reliant Energy Desert Basin, LLC, an indirect wholly-owned subsidiary of Reliant Resources. The transaction is subject to regulatory approvals, including the FERC, and certain third-party consents and approvals. The transaction is expected to close by the end of 2003. We intend to use the net proceeds of approximately $287 million to prepay indebtedness of our senior secured debt or for the possible acquisition of direct or indirect ownership interests in assets currently owned by Texas Genco Holdings, Inc.

     We will recognize a loss on the sale of our Desert Basin plant in the third quarter of 2003 and in connection with the anticipated sale, we will report the assets and liabilities to be sold as discontinued operations effective July 2003. We preliminarily estimate the loss on disposition to be approximately $75 million ($68 million after tax), consisting of a loss of $18 million ($11 million after-tax) on the tangible assets and liabilities associated with our actual investment in the Desert Basin plant operations and a loss of $57 million (pre-tax and after-tax due to the non-deductibility of goodwill for income tax purposes) relating to the allocated goodwill of our wholesale energy reporting unit. Determination of the actual amount of goodwill to be allocated to this business requires developing an updated estimate of the fair value of our wholesale energy reporting unit, which is expected to be completed by the end of the third quarter of 2003. When this information is available, the amount of goodwill to be allocated can be finalized and will likely vary from the preliminary estimate noted above. For example, if the estimated fair value of our wholesale energy segment increases or decreases by 10% from our most recent estimate as used in our November 1, 2002 impairment analyses, then the loss on the sale of the Desert Basin plant operations related to the goodwill allocated to it, will decrease or increase, respectively, by approximately $5 million and $6 million, respectively.

     The following pro forma condensed consolidated balance sheet as of March 31, 2003, is presented as if the sale had occurred on March 31, 2003. The following pro forma condensed statements of consolidated operations are presented as if the sale had occurred on January 1, 2000. There are no pro forma adjustments for 2000 as commercial operation of the Desert Basin plant began in 2001.

     The unaudited pro forma condensed consolidated financial statements do not purport to present our actual results of operations as if the transactions described above had occurred on March 31, 2003 or January 1, 2000, as applicable, nor are they necessarily indicative of our financial position or results of operations that may be achieved in the future.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with our consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" for the applicable periods as included in our Current Reports on Form 8-K as filed on June 5, 2003 and June 30, 2003 and in Exhibits
99.1 and 99.2 within this Current Report on Form 8-K.

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2003

                                                              HISTORICAL    PRO FORMA      PRO FORMA
                                                               BALANCE     ADJUSTMENTS      BALANCE
                                                              ----------   -----------     ---------
                                                                          (IN MILLIONS)
                                               ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.................................   $   388        $  --         $   388
  Restricted cash...........................................       177           --             177
  Accounts and notes receivable, principally customer,
     net....................................................     1,224           (5)(a)       1,219
  Inventory.................................................       225           (1)(a)         224
  Trading and marketing assets..............................       659           --             659
  Non-trading derivative assets.............................       913           --             913
  Other current assets......................................       847           --             847
  Current assets of discontinued operations.................       592           --             592
                                                               -------        -----         -------
          Total current assets..............................     5,025           (6)          5,019
                                                               -------        -----         -------
Property, plant and equipment, gross........................     9,248         (315)(a)       8,933
Accumulated depreciation....................................      (510)          14(a)         (496)
                                                               -------        -----         -------
PROPERTY, PLANT AND EQUIPMENT, NET..........................     8,738         (301)          8,437
                                                               -------        -----         -------
OTHER ASSETS:
  Goodwill, net.............................................     1,533          (57)(b)       1,476
  Other intangibles, net....................................       748           --             748
  Equity investments in unconsolidated subsidiaries.........        98           --              98
  Trading and marketing assets..............................       185           --             185
  Non-trading derivative assets.............................       205           --             205
  Restricted cash...........................................        14          287(c)          301
  Other long-term assets....................................       591           (8)(a)         583
  Long-term assets of discontinued operations...............     1,701           --           1,701
                                                               -------        -----         -------
          Total other assets................................     5,075          222           5,297
                                                               -------        -----         -------
          TOTAL ASSETS......................................   $18,838        $ (85)        $18,753
                                                               =======        =====         =======

                                LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of long-term debt and short-term
     borrowings.............................................   $   448        $  --         $   448
  Accounts payable, principally trade.......................       704           (1)(a)         703
  Trading and marketing liabilities.........................       524           --             524
  Non-trading derivative liabilities........................       764           --             764
  Other current liabilities.................................       405           (5)(a)         400
  Current liabilities of discontinued operations............     1,031           --           1,031
                                                               -------        -----         -------
          Total current liabilities.........................     3,876           (6)          3,870
                                                               -------        -----         -------
OTHER LIABILITIES:
  Trading and marketing liabilities.........................       187           --             187
  Non-trading derivative liabilities........................       226           --             226
  Accrual for payment to CenterPoint Energy, Inc. ..........       175           --             175
  Other long-term liabilities...............................       877          (13)(a)         864
  Long-term liabilities of discontinued operations..........       736           --             736
                                                               -------        -----         -------
          Total other liabilities...........................     2,201          (13)          2,188
                                                               -------        -----         -------
LONG-TERM DEBT..............................................     7,498           --           7,498
                                                               -------        -----         -------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY........................................     5,263          (66)(d)       5,197
                                                               -------        -----         -------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........   $18,838        $ (85)        $18,753
                                                               =======        =====         =======

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                              HISTORICAL    PRO FORMA    PRO FORMA
                                                               BALANCE     ADJUSTMENTS    BALANCE
                                                              ----------   -----------   ---------
                                                                         (IN MILLIONS)
Revenues....................................................    $2,732        $  --       $2,732
Trading margins.............................................       198           --          198
                                                                ------        -----       ------
          Total.............................................     2,930           --        2,930
                                                                ------        -----       ------
Fuel and cost of gas sold...................................       911           --          911
Purchased power.............................................       926           --          926
Operation and maintenance...................................       336           --          336
General, administrative and development.....................       270           --          270
Depreciation and amortization...............................       118           --          118
                                                                ------        -----       ------
  Total.....................................................     2,561           --        2,561
                                                                ------        -----       ------
Operating income............................................       369           --          369
                                                                ------        -----       ------
Losses from investments, net................................       (22)          --          (22)
Income of equity investments of unconsolidated
  subsidiaries..............................................        43           --           43
Gain on sale of development project.........................        18           --           18
Interest expense............................................        (7)          --           (7)
Interest income.............................................        16           --           16
Interest expense -- affiliated companies, net...............      (172)          --         (172)
                                                                ------        -----       ------
  Total other expense.......................................      (124)          --         (124)
                                                                ------        -----       ------
Income from continuing operations before income taxes.......       245           --          245
Income tax expense..........................................       102           --          102
                                                                ------        -----       ------
Income from continuing operations...........................    $  143        $  --       $  143
                                                                ======        =====       ======

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                              HISTORICAL    PRO FORMA    PRO FORMA
                                                               BALANCE     ADJUSTMENTS    BALANCE
                                                              ----------   -----------   ---------
                                                              (IN MILLIONS, EXCEPT SHARE AMOUNTS)
Revenues....................................................   $  5,507        $(8)(a)   $  5,499
Trading margins.............................................        378         --            378
                                                               --------        ---       --------
          Total.............................................      5,885         (8)         5,877
                                                               --------        ---       --------
Fuel and cost of gas sold...................................      1,576         --          1,576
Purchased power.............................................      2,498          1(a)(e)    2,499
Operation and maintenance...................................        464         (3)(a)        461
General, administrative and development.....................        471         --            471
Depreciation and amortization...............................        171         (1)(a)        170
                                                               --------        ---       --------
  Total.....................................................      5,180         (3)         5,177
                                                               --------        ---       --------
Operating income............................................        705         (5)           700
                                                               --------        ---       --------
Gains from investments, net.................................         23         --             23
Income of equity investments of unconsolidated
  subsidiaries..............................................          7         --              7
Other, net..................................................          2         --              2
Interest expense............................................        (16)        --            (16)
Interest income.............................................         22         --             22
Interest expense -- affiliated companies, net...............         12         --             12
                                                               --------        ---       --------
          Total other income................................         50         --             50
                                                               --------        ---       --------
Income from continuing operations before income taxes.......        755         (5)           750
Income tax expense..........................................        292         (2)(f)        290
                                                               --------        ---       --------
Income from continuing operations...........................   $    463        $(3)      $    460
                                                               ========        ===       ========
Basic Earnings per Share:
Income from continuing operations...........................   $   1.67                  $   1.66
                                                               ========                  ========
Diluted Earnings per Share:
Income from continuing operations...........................   $   1.67                  $   1.66
                                                               ========                  ========
Weighted Average Shares Outstanding (thousands of shares):
  Basic.....................................................    277,144                   277,144
                                                               ========                  ========
  Diluted...................................................    277,473                   277,473
                                                               ========                  ========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                              HISTORICAL    PRO FORMA    PRO FORMA
                                                               BALANCE     ADJUSTMENTS    BALANCE
                                                              ----------   -----------   ---------
                                                              (IN MILLIONS, EXCEPT SHARE AMOUNTS)
Revenues....................................................   $ 10,638       $(61)(a)   $ 10,577
Trading margins.............................................        288         --            288
                                                               --------       ----       --------
          Total.............................................     10,926        (61)        10,865
                                                               --------       ----       --------
Fuel and cost of gas sold...................................      1,086         (4)(a)      1,082
Purchased power.............................................      7,421         (1)(a)      7,420
Accrual for payment to CenterPoint Energy, Inc. ............        128         --            128
Operation and maintenance...................................        786         (8)(a)        778
General, administrative and development.....................        643         --            643
Depreciation and amortization...............................        378        (10)(a)        368
                                                               --------       ----       --------
          Total.............................................     10,442        (23)        10,419
                                                               --------       ----       --------
Operating income............................................        484        (38)           446
                                                               --------       ----       --------
Losses from investments, net................................        (23)        --            (23)
Income of equity investments of unconsolidated
  subsidiaries..............................................         18         --             18
Other, net..................................................         23         --             23
Interest expense............................................       (267)        --           (267)
Interest income.............................................         28         --             28
Interest income -- affiliated companies, net................          5         --              5
                                                               --------       ----       --------
          Total other expense...............................       (216)        --           (216)
                                                               --------       ----       --------
Income from continuing operations before income taxes.......        268        (38)           230
Income tax expense..........................................        121        (15)(f)        106
                                                               --------       ----       --------
Income from continuing operations...........................   $    147       $(23)      $    124
                                                               ========       ====       ========
Basic Earnings per Share:
Income from continuing operations...........................   $   0.51                  $   0.43
                                                               ========                  ========
Diluted Earnings per Share:
Income from continuing operations...........................   $   0.50                  $   0.43
                                                               ========                  ========
Weighted Average Shares Outstanding (thousands of shares):
  Basic.....................................................    289,953                   289,953
                                                               ========                  ========
  Diluted...................................................    291,480                   291,480
                                                               ========                  ========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2002

                                                              HISTORICAL    PRO FORMA    PRO FORMA
                                                               BALANCE     ADJUSTMENTS    BALANCE
                                                              ----------   -----------   ---------
                                                              (IN MILLIONS, EXCEPT SHARE AMOUNTS)
Revenues....................................................   $  1,607       $(16)(a)   $  1,591
Trading margins.............................................         51         --             51
                                                               --------       ----       --------
          Total.............................................      1,658        (16)         1,642
                                                               --------       ----       --------
Fuel and cost of gas sold...................................        163         --            163
Purchased power.............................................      1,031         (1)(a)      1,030
Operation and maintenance...................................        150         (2)(a)        148
General, administrative and development.....................        110         --            110
Depreciation and amortization...............................         57         (3)(a)         54
                                                               --------       ----       --------
          Total.............................................      1,511         (6)(a)      1,505
                                                               --------       ----       --------
Operating income............................................        147        (10)           137
                                                               --------       ----       --------
Gains from investments, net.................................          3         --              3
Income of equity investments of unconsolidated
  subsidiaries..............................................          4         --              4
Other, net..................................................         (3)        --             (3)
Interest expense............................................        (29)        --            (29)
Interest income.............................................          2         --              2
Interest income -- affiliated companies, net................          3         --              3
                                                               --------       ----       --------
          Total other expense...............................        (20)        --            (20)
                                                               --------       ----       --------
Income from continuing operations before income taxes.......        127        (10)           117
Income tax expense..........................................         46         (3)(f)         43
                                                               --------       ----       --------
Income from continuing operations...........................   $     81       $ (7)      $     74
                                                               ========       ====       ========
Basic Earnings per Share:
Income from continuing operations...........................   $   0.28                  $   0.26
                                                               ========                  ========
Diluted Earnings per Share:
Income from continuing operations...........................   $   0.28                  $   0.26
                                                               ========                  ========
Weighted Average Shares Outstanding (thousands of shares):
  Basic.....................................................    289,336                   289,336
                                                               ========                  ========
  Diluted...................................................    290,036                   290,036
                                                               ========                  ========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003

                                                              HISTORICAL    PRO FORMA    PRO FORMA
                                                               BALANCE     ADJUSTMENTS    BALANCE
                                                              ----------   -----------   ---------
                                                              (IN MILLIONS, EXCEPT SHARE AMOUNTS)
Revenues....................................................   $  2,633       $(15)(a)   $  2,618
Trading margins.............................................        (74)        --            (74)
                                                               --------       ----       --------
          Total.............................................      2,559        (15)         2,544
                                                               --------       ----       --------
Fuel and cost of gas sold...................................        375         (1)(a)        374
Purchased power.............................................      1,708         --          1,708
Accrual for payment to CenterPoint Energy, Inc. ............         47         --             47
Operation and maintenance...................................        197         (2)(a)        195
General, administrative and development.....................        123         --            123
Depreciation and amortization...............................         89         (3)(a)         86
                                                               --------       ----       --------
          Total.............................................      2,539         (6)         2,533
                                                               --------       ----       --------
Operating income............................................         20         (9)            11
                                                               --------       ----       --------
Gains from investments, net.................................          1         --              1
Loss of equity investments of unconsolidated subsidiaries...         (1)        --             (1)
Other, net..................................................         (3)        --             (3)
Interest expense............................................        (97)        --            (97)
Interest income.............................................         14         --             14
                                                               --------       ----       --------
          Total other expense...............................        (86)        --            (86)
                                                               --------       ----       --------
Loss from continuing operations before income taxes.........        (66)        (9)           (75)
Income tax benefit..........................................        (20)      $ (3)(f)        (23)
                                                               --------       ----       --------
Loss from continuing operations.............................   $    (46)      $ (6)      $    (52)
                                                               ========       ====       ========
Basic Loss per Share:
Loss from continuing operations.............................   $  (0.16)                 $  (0.18)
                                                               ========                  ========
Diluted Loss per Share:
Loss from continuing operations.............................   $  (0.16)                 $  (0.18)
                                                               ========                  ========
Weighted Average Shares Outstanding (thousands of shares):
  Basic.....................................................    291,438                   291,438
                                                               ========                  ========
  Diluted...................................................    291,438(g)                291,438(g)
                                                               ========                  ========

  See notes to unaudited pro forma condensed consolidated financial statements

                    RELIANT RESOURCES, INC. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a) These pro forma adjustments represent the amounts and/or activities of our Desert Basin plant operations for the period indicated. All intercompany allocations and balances have been excluded from these adjustments.

(b) This amount represents our preliminary estimate of goodwill to be allocated to the Desert Basin plant operations to be sold. However, this amount will likely vary as a result of the final allocation. See above for further discussion.

(c) We intend to use the net proceeds to prepay indebtness of our senior secured debt or for the possible acquisition of direct or indirect ownership interests in assets currently owned by Texas Genco Holdings, Inc. Our existing credit facilities may require us to use all or a portion of these net proceeds to prepay debt depending on the timing of the closing of this sale and the sale of our European energy operations.

(d) This amount represents our preliminary estimated loss on the disposition (if the sale had occurred on March 31, 2003) and is likely to change upon the final determination of the amount of goodwill to be allocated (see (b) above) and various other changes in the balances of certain assets and liabilities up until the closing date.

(e) During 2001, we were in the testing phase and the amount of revenue from the sale of test power exceeded the fuel cost; thus this amount was recognized as a negative expense for the Desert Basin plant operations.

(f) The income tax expense adjustment represents an allocated amount related to the Desert Basin plant operations.

(g) For the three months ended March 31, 2003, as we incurred a loss from continuing operations, we do not assume any potentially dilutive shares in the computation of diluted EPS.

                                     * * *